Exhibit 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 5, 2021, is by and among SSE HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., a national banking association (“Chase”), as the successor administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders from time to time party thereto, and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, are parties to that certain Credit Agreement dated as of August 2, 2019 (as amended by that certain First Amendment to Credit Agreement dated as of May 4, 2020 and that certain Second Amendment to Credit Agreement dated as of March 1, 2021 and as further amended, extended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby);

WHEREAS, Wells Fargo has given notice of its resignation as the Administrative Agent, effective as of the date hereof, to the Lenders, the Issuing Lender and the Borrower pursuant to Section 10.06(a) of the Credit Agreement;

WHEREAS, the Lenders and the Borrower have elected to appoint Chase as the successor Administrative Agent pursuant to Section 10.06(a) of the Credit Agreement, and Chase has agreed to accept such appointment as the successor Administrative Agent;

WHEREAS, the Credit Parties have requested that the Lenders make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    Amendment to “Applicable Margin”. The table set forth in the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended by (a) replacing the text “LIBOR +” in the heading thereof with the text “Adjusted LIBO Rate +” and (b) replacing the text “Base Rate +” in the heading thereof with the text “CB Floating Rate +”.

1.2    Amendment to “Issuing Lender”. The definition of “Issuing Lender” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Issuing Lender” means Chase, in its capacity as issuer of Letters of Credit hereunder.

1.3    Amendment to “Managed Income Fund”. The definition of “Managed Income Fund” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Managed Income Fund” means (a) that certain Managed Income Fund – Class L held by the Borrower at JP Morgan Asset Management and which invests mainly in investment-grade, US dollar-denominated fixed and floating-rate debt and (b) any similar managed income fund account held by a Credit Party with Chase or any of its Affiliates that invests mainly in investment-grade, US dollar-denominated fixed and floating-rate debt.

1.4    Amendment to “Prime Rate”. The definition of “Prime Rate” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

1.5    Amendment to “Revolving Credit Maturity Date”. The definition of “Revolving Credit Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Credit Maturity Date” means the earliest to occur of (a) March 5, 2026, (b) the date of termination of the entire Revolving Credit Commitment by the Borrower pursuant to Section 2.5, and (c) the date of termination of the Revolving Credit Commitment pursuant to Section 9.2(a).

1.6    Amendment to “Swingline Lender”. The definition of “Swingline Lender” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Swingline Lender” means Chase in its capacity as swingline lender hereunder or any successor thereto.

1.7    Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order therein:

“Adjusted LIBO Rate” means, with respect to any Eurodollar Loan for any Interest Period or for any CBFR Loan, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Adjusted One Month LIBOR Rate” means, for any day, an interest rate per annum equal to the sum of (i) 2.50% plus (ii) the Adjusted LIBO Rate for a one-month interest period on such day (or if such day is not a Business Day, the immediately preceding Business Day); provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate at approximately 11:00 a.m. London time on such day; provided, further, that, if the LIBO Screen Rate, as determined without giving effect to the first proviso set forth in the definition of “LIBO Screen Rate,” at such time shall be less than zero, such rate shall be deemed to be zero for purposes of determining the “Adjusted One Month LIBOR Rate” and the “CB Floating Rate”.

“CB Floating Rate” means the Prime Rate; provided that the CB Floating Rate shall never be less than the Adjusted One Month LIBOR Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day). Any change in the CB Floating Rate due to a change in the Prime Rate or the Adjusted One Month LIBOR Rate shall be effective from and including the effective date of such change in the Prime Rate or the Adjusted One Month LIBOR Rate, respectively.

“CBFR Loan” means any Loan bearing interest at a rate based upon the CB Floating Rate as provided in Section 4.1(a).

“Chase” means JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity, and its successors.

“Eurodollar Loan” means any Loan bearing interest at a rate based upon the Adjused LIBO Rate as provided in Section 4.1(a).

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time; provided that, if any Interpolated Rate shall be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement.

“LIBO Rate” means, with respect to any Eurodollar Loan for any applicable Interest Period or for any CBFR Loan, the LIBO Screen Rate at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that, if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”), then the LIBO Rate shall be the Interpolated Rate, subject to Section 4.8 in the event that the Administrative Agent shall conclude that it shall not be possible to determine such Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error). Notwithstanding the above, to the extent that “LIBO Rate” or “Adjusted LIBO Rate” is used in connection with a CBFR Loan, such rate shall be determined as modified by the definition of “Adjusted One Month LIBOR Rate”. Each calculation by the Administrative Agent of the LIBO Rate shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding the foregoing, unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 4.8(c), in the event that a Benchmark Replacement with respect to the LIBO Rate is implemented then all references herein to the LIBO Rate shall be deemed to be references to such Benchmark Replacement.

“LIBO Screen Rate” means, for any day and time, with respect to any Eurodollar Loan for any Interest Period or for any CBFR Loan, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars) for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that, if the LIBO Screen Rate as so determined would be less than 1.00%, such rate shall be deemed to be 1.00% for the purposes of this Agreement; provided, further, that the foregoing proviso shall not be applicable to determine the “Adjusted One Month LIBOR Rate” and the “CB Floating Rate”.

“Reuters” means, as applicable, Thomson Reuters Corp, Refinitiv, or any successor thereto.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) established by the Federal Reserve Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D). Such reserve percentages shall include those imposed pursuant to Regulation D of the Federal Reserve Board. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D of the Federal Reserve Board or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

1.8    Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions set forth therein: “Base Rate”, “Base Rate Loan”, “Eurodollar Reserve Percentage”, “LIBOR”, “LIBOR Rate” and “LIBOR Rate Loan”.

1.9    Amendment to Section 1.11. Section 1.11 of the Credit Agreement is hereby amended by replacing each instance of the text “Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate)” with the text “CBFR Loans (when determined by reference to the Adjusted One Month LIBOR Rate)”.

1.10    Amendment to Section 4.8. Section 4.8 of the Credit Agreement is hereby amended by amending and restating the last sentence of clause (c)(v) therein in its entirety to read as follows:

During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the Adjusted One Month LIBOR Rate, to the extent based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the CB Floating Rate.

1.11    Amendments to Credit Agreement. The Credit Agreement is hereby amended by (a) replacing each instance of the text “Base Rate” with the text “CB Floating Rate”, (b) replacing each instance of the text “Base Rate Loan” with the text “CBFR Loan”, (c) replacing each instance of the text “LIBOR” with the text “LIBO Rate”, (d) replacing each instance of the text “LIBOR Rate” with the text “Adjusted LIBO Rate” and (e) replacing each instance of the text “LIBOR Rate Loan” with the text “Eurodollar Loan”, in each case with appropriate grammatical changes related thereto.

ARTICLE II
CONDITIONS

2.1    Closing Conditions. This Amendment shall become effective upon the satisfaction of the following conditions precedent (the “Third Amendment Effective Date”):

(a)    Execution of Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the other Credit Parties, the Administrative Agent and the Lenders.

(b)    Costs and Expenses. The Borrower shall have paid or made arrangements to pay contemporaneously with closing any and all reasonable, documented out-of-pocket costs incurred by Chase (including the fees, charges and disbursements of Mayer Brown LLP as legal counsel to Chase) and all other amounts required to be paid to Chase pursuant to Section 11.3(a) of the Credit Agreement in connection with this Amendment to the extent invoiced prior to the date hereof.

ARTICLE III
APPOINTMENT OF SUCCESSORS

3.1    Successor Administrative Agent. In accordance with Section 10.6(a) of the Credit Agreement, (a) the Required Lenders hereby appoint Chase as the successor Administrative Agent under the Loan Documents, (b) the Borrower hereby consents to such appointment of Chase as the successor Administrative Agent, and (c) Chase hereby accepts such appointment as the Administrative Agent.

3.2    Successor Issuing Lender and Swingline Lender. In accordance with Section 10.6(d) of the Credit Agreement, Chase hereby (i) elects to succeed to and become vested with all of the rights, powers, privileges and duties of the Issuing Lender and (ii) acknowledges that it shall succeed to and become vested with all of the rights, powers, privileges and duties of the Swingline Lender.

3.3    Reaffirmation of Liens. Each of the Credit Parties hereby acknowledges and reaffirms the execution and delivery of the Collateral Agreement and acknowledges, reaffirms and agrees that the Collateral Agreement and the granting of the security interest in the Collateral, and all filings and recordings in connection therewith, in favor of the Administrative Agent shall continue in full force and effect in favor of Chase, as the successor Administrative Agent for the benefit of the Secured Parties, and secure any and all existing and future Secured Obligations.

3.4    Address for Notices. All notices and other communications to be provided under the Loan Documents to Chase as the Administrative Agent shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile to the following address:

JPMorgan Chase Bank, N.A.
Middle Market Servicing
10 South Dearborn, Floor L2
Suite IL1-1145
Chicago, IL 60603-2300
Attention of: John Puente
Email: john.m.puente@jpmorgan.com

With a copy to:

JPMorgan Chase Bank, N.A.
237 Park Avenue, 6th Floor
New York, NY 10017
Attention of: Megan Westhuis
Email: megan.a.westhuis@chase.com

ARTICLE IV
MISCELLANEOUS

4.1    Amended Terms. On and after the date hereof, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)    Such Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended hereby.

(b)    This Amendment has been duly executed and delivered on behalf of each of the Credit Parties. This Amendment constitutes a legal, valid and binding obligation of each of the Credit Parties, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c)    No consent or authorization of, filing with, notice to or other act by or in respect of any Governmental Authority or any other Person is required in connection with the execution, delivery or performance of this Amendment by the Credit Parties (other than those which have been obtained) or with the validity or enforceability of this Amendment against the Credit Parties.

(d)    The representations and warranties made by the Credit Parties in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the date hereof as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty is true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects as of such earlier date).

(e)    No Default or Event of Default has occurred and is continuing on the date hereof.

(f)    The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral purported to be covered thereby, in favor of the Administrative Agent, for the benefit of the holders of the Secured Obligations, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)    The Obligations of the Credit Parties are not reduced or modified by this Amendment (except as expressly set forth herein) and, as of the date hereof, are not subject to any offsets, defenses or counterclaims.

4.3    Reaffirmation of Obligations. Each Credit Party hereby ratifies the Credit Agreement, as amended hereby, and each other Credit Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement, as amended hereby, and each other Credit Document to which it is a party applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Credit Documents.

4.4    Release. The Borrower and each of the other Credit Parties hereby releases and forever discharges the Administrative Agent, each Lender, the Issuing Lender, the Swingline Lender and their respective predecessors, successors, assigns, attorneys and Related Parties (each and every of the foregoing, a “Lender Party”) from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with any of the Credit Documents through the date hereof, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Credit Party may have or claim to have against any Lender Party.

4.5    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

4.6    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.7    Expenses. Pursuant to and subject to Section 11.3(a) of the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s legal counsel.

4.8    Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile transmission or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterparty hereof.

4.9    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.10    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

4.11    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Section 11.5 and Section 11.6 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature pages to follow]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:                    SSE HOLDINGS, LLC,
                        a Delaware limited liability company

By: /s/ Ron Palmese, Jr.
Name:     Ronald Palmese, Jr.
Title:     General Counsel

GUARANTORS:                    CUSTARD’S FIRST STAND, LLC,
                        a New York limited liability company
SHAKE SHACK 366 COLUMBUS LLC,
a New York limited liability company
SHAKE SHACK 1111 LINCOLN ROAD LLC,
a New York limited liability company
SHAKE SHACK 300 WEST 44TH STREET LLC,
a New York limited liability company
SHAKE SHACK 152 E 86 LLC,
a New York limited liability company
SHAKE SHACK 18TH STREET NW WASHINGTON D.C. LLC, a Delaware limited liability company
SHAKE SHACK 102 NORTH END AVE LLC,
a New York limited liability company
SHAKE SHACK WESTPORT LLC,
a Delaware limited liability company
SHAKE SHACK FULTON STREET BROOKLYN LLC, a Delaware limited liability company
SHAKE SHACK SANSOM STREET PHILADELPHIA LLC, a Delaware limited liability company
SHAKE SHACK CORAL GABLES, LLC,
a Delaware limited liability company
SHAKE SHACK WESTBURY LLC,
a Delaware limited liability company
SHAKE SHACK NEW HAVEN LLC,
a Delaware limited liability company
SHAKE SHACK BOSTON CHESTNUT HILL LLC,
a Delaware limited liability company
SHAKE SHACK BOCA RATON LLC,
a Delaware limited liability company
SHAKE SHACK 800 F STREET LLC,
a Delaware limited liability company
SHAKE SHACK GRAND CENTRAL LLC,
a Delaware limited liability company

By: /s/ Ron Palmese, Jr.
Name:     Ronald Palmese, Jr.
Title:     General Counsel

SHAKE SHACK UNIVERSITY CITY PHILADELPHIA LLC,
a Delaware limited liability company
SHAKE SHACK KING OF PRUSSIA LLC,
a Delaware limited liability company
SHAKE SHACK PARAMUS LLC,
a Delaware limited liability company
SHAKE SHACK HARVARD SQUARE BOSTON LLC, a Delaware limited liability company
SHAKE SHACK FLATBUSH BROOKLYN LLC,
a Delaware limited liability company
SHAKE SHACK UNION STATION WASHINGTON D.C. LLC, a Delaware limited liability company
SHAKE SHACK DUMBO BROOKLYN LLC,
a Delaware limited liability company
SHAKE SHACK BUCKHEAD ATLANTA LLC,
a Delaware limited liability company
SHAKE SHACK TYSONS CORNER FAIRFAX COUNTY LLC, a Delaware limited liability company
SHAKE SHACK WINTER PARK ORLANDO LLC,
a Delaware limited liability company
SHAKE SHACK CHICAGO OHIO STREET LLC,
a Delaware limited liability company
SHAKE SHACK SOUTH LAMAR AUSTIN LLC,
a Delaware limited liability company
SHAKE SHACK LAS VEGAS PARK LLC,
a Delaware limited liability company
SHAKE SHACK GARDEN STATE PLAZA WESTFIELD LLC,
a Delaware limited liability company
SHAKE SHACK NEWBURY STREET BOSTON LLC,
a Delaware limited liability company
SHAKE SHACK THE DOMAIN AUSTIN LLC,
a Delaware limited liability company
SHAKE SHACK 600 THIRD AVE NEW YORK CITY LLC, a Delaware limited liability company
SHAKE SHACK CAA CHICAGO LLC,
a Delaware limited liability company
SHAKE SHACK PRATT STREET BALTIMORE LLC,
a Delaware limited liability company
SHAKE SHACK INTERNATIONAL DRIVE ORLANDO LLC, a Delaware limited liability company
SHAKE SHACK LAKE SUCCESS LONG ISLAND LLC, a Delaware limited liability company
SHAKE SHACK LEGACY PLACE DEDHAM LLC,
a Delaware limited liability company

By: /s/ Ron Palmese, Jr.
Name:     Ronald Palmese, Jr.
Title:     General Counsel

SHAKE SHACK 1333 BROADWAY NYC LLC,
a Delaware limited liability company
SHAKE SHACK SEAPORT BOSTON LLC,
a Delaware limited liability company
SHAKE SHACK ROUTE 110 MELVILLE LLC,
a Delaware limited liability company
SHAKE SHACK OLD ORCHARD SKOKIE LLC,
a Delaware limited liability company
SHAKE SHACK BRIDGEWATER COMMONS LLC,
a Delaware limited liability company
SHAKE SHACK WOODBURY COMMONS LLC,
a Delaware limited liability company
SHAKE SHACK PENTAGON CENTER ARLINGTON LLC, a Delaware limited liability company
SHAKE SHACK FASHION SQUARE SCOTTSDALE LLC, a Delaware limited liability company
SHAKE SHACK FULTON CENTER NYC LLC,
a Delaware limited liability company
SHAKE SHACK DOWNTOWN SUMMERLIN LLC,
a Delaware limited liability company
SHAKE SHACK QUEENS CENTER MALL LLC,
a Delaware limited liability company
SHAKE SHACK WEST HOLLYWOOD LA LLC,
a Delaware limited liability company
SHAKE SHACK THE GALLERIA HOUSTON LLC,
a Delaware limited liability company
SHAKE SHACK WOODFIELD MALL SCHAUMBURG LLC,
a Delaware limited liability company
SHAKE SHACK LEGACY WEST PLANO LLC,
a Delaware limited liability company
SHAKE SHACK DELAWARE LLC,
a Delaware limited liability company
SHAKE SHACK ASTOR PLACE LLC,
a Delaware limited liability company
SHAKE SHACK ARIZONA LLC,
a Delaware limited liability company
SHAKE SHACK GEORGIA LLC,
a Delaware limited liability company
SHAKE SHACK NEW YORK LLC,
a Delaware limited liability company
SHAKE SHACK NEW JERSEY LLC,
a Delaware limited liability company
SHAKE SHACK NORTH CAROLINA LLC,
a Delaware limited liability company

By: /s/ Ron Palmese, Jr.
Name:     Ronald Palmese, Jr.
Title:     General Counsel

SHAKE SHACK TEXAS LLC,
a Delaware limited liability company
SHAKE SHACK KENTUCKY LLC,
a Delaware limited liability company
SHAKE SHACK CALIFORNIA LLC,
a Delaware limited liability company
SHAKE SHACK FLORIDA LLC,
a Delaware limited liability company
SHAKE SHACK CONNECTICUT LLC,
a Delaware limited liability company
SHAKE SHACK MINNESOTA LLC,
a Delaware limited liability company
SHAKE SHACK MISSOURI LLC,
a Delaware limited liability company
SHAKE SHACK MARYLAND LLC,
a Delaware limited liability company
SHAKE SHACK MARYLAND MANAGEMENT COMPANY LLC, a Delaware limited liability company
SHAKE SHACK POTOMAC MARYLAND MANAGEMENT COMPANY LLC,
a Delaware limited liability company
SHAKE SHACK MICHIGAN LLC,
a Delaware limited liability company
SHAKE SHACK ALABAMA LLC,
a Delaware limited liability company
SHAKE SHACK TENNESSEE LLC,
a Delaware limited liability company
SHAKE SHACK ILLINOIS LLC,
a Delaware limited liability company
SHAKE SHACK WASHINGTON D.C. LLC,
a Delaware limited liability company
SHAKE SHACK NEVADA LLC,
a Delaware limited liability company
SHAKE SHACK RHODE ISLAND LLC,
a Delaware limited liability company
SHAKE SHACK COLORADO LLC,
a Delaware limited liability company
SHAKE SHACK OHIO LLC,
a Delaware limited liability company
SHAKE SHACK PENNSYLVANIA LLC,
a Delaware limited liability company
SHAKE SHACK WASHINGTON LLC,
a Delaware limited liability company
SHAKE SHACK WISCONSIN LLC,
a Delaware limited liability company

By: /s/ Ron Palmese, Jr.
Name:     Ronald Palmese, Jr.
Title:     General Counsel

SHAKE SHACK ENTERPRISES, LLC,
a New York limited liability company
SHAKE SHACK ENTERPRISES INTERNATIONAL, LLC, a New York limited liability company
SSE HOLDINGS, LLC,
a Delaware limited liability company
SSE IP, LLC,
a Delaware limited liability company
SHAKE SHACK DOMESTIC LICENSING LLC,
a Delaware limited liability company
SHAKE SHACK MIDDLE EAST LLC,
a Delaware limited liability company
SHAKE SHACK RUSSIA LLC,
a Delaware limited liability company
SHAKE SHACK TURKEY LLC,
a Delaware limited liability company
SHAKE SHACK UNITED KINGDOM LLC,
a Delaware limited liability company
SHAKE SHACK TEXAS BEVERAGE COMPANY LLC, a Texas limited liability company
SHAKE SHACK TEXAS HOLDING COMPANY LLC,
a Texas limited liability company
SHAKE SHACK TEXAS MANAGEMENT COMPANY LLC, a Texas limited liability company
SHAKE SHACK MOBILE LLC,
a Delaware limited liability company
SHAKE SHACK LOUISIANA LLC,
a Delaware limited liability company
SHAKE SHACK MASSACHUSETTS LLC,
a Delaware limited liability company
SHAKE SHACK UTAH LLC,
a Delaware limited liability company
SHAKE SHACK TRUCKS LLC,
a Delaware limited liability company
SHAKE SHACK VIRGINIA LLC,
a Delaware limited liability company
SHAKE SHACK INDIANA LLC,
a Delaware limited liability company
SHAKE SHACK KANSAS DOMESTIC LLC,
a Kansas limited liability company
SHAKE SHACK OREGON LLC,
a Delaware limited liability company

By: /s/ Ron Palmese, Jr.
Name:     Ronald Palmese, Jr.
Title:     General Counsel

ADMINISTRATIVE AGENT
AND LENDERS:                    JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Swingline Lender,
Issuing Lender and Lender

By: /s/ Megan Westhuis
Name:    Megan Westhuis
Title:    Vice President